OTHER

ETF SERIES TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Robinson Jacobs, hereby constitutes and appoints Allison M. Fumai, his attorney-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of ETF Series Trust or the amendment(s) to the Registration Statement set forth in Appendix A hereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 18, 2014

/s/ Robinson Jacobs

Robinson Jacobs

ETF SERIES TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Richard Keary, hereby constitutes and appoints Allison M. Fumai, his attorney-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of ETF Series Trust or the amendment(s) to the Registration Statement set forth in Appendix A hereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 18, 2014

/s/ Richard Keary

Richard Keary

ETF SERIES TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Mark Buckley-Jones, hereby constitutes and appoints Allison M. Fumai, his attorney-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of ETF Series Trust or the amendment(s) to the Registration Statement set forth in Appendix A hereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 18, 2014

/s/ Mark Buckley-Jones

Mark Buckley-Jones

ETF SERIES TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Garrett Paolella, hereby constitutes and appoints Allison M. Fumai, his attorney-in-fact, with power of substitution, for him in his capacity as trustee to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of ETF Series Trust or the amendment(s) to the Registration Statement set forth in Appendix A hereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 18, 2014

/s/ Garrett Paolella

Garrett Paolella

Appendix A

Registrant	Securities Act of 1933 Registration Statement Amendment Nos.
ETF Series Trust	Post-Effective Amendments Nos. 7, 8, 9, 10, 11, 12, 13, 14, 15, and 16